                                                                      EXHIBIT 16


                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 10th day of December, 2002.



Signature                                               Title                                Date
---------                                               -----                                ----


/s/ Thomas H. Bailey                                    Trustee                              December 10, 2002
----------------------------
Thomas H. Bailey

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                               Title                               Date
---------                                               -----                               ----

/s/ William F. McCalpin                                 Trustee                             December 9, 2002
------------------------------------
William F. McCalpin

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.

Signature                                               Title                                Date
---------                                               -----                                ----

/s/ John W. McCarter, Jr.                               Trustee                              December 9, 2002
------------------------------------
John W. McCarter, Jr.

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.

Signature                                               Title                                Date
---------                                               -----                                ----

/s/ Dennis B. Mullen                                    Trustee                              December 9, 2002
----------------------------------
Dennis B. Mullen

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.

Signature                                               Title                                Date
---------                                               -----                                ----

/s/ James T. Rothe                                      Trustee                              December 9, 2002
--------------------------------
James T. Rothe

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                               Title                                Date
---------                                               -----                                ----

/s/ William D. Stewart                                  Trustee                              December 9, 2002
------------------------------------
William D. Stewart

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.

Signature                                               Title                               Date
---------                                               -----                               ----

/s/ Martin H. Waldinger                                 Trustee                             December 9, 2002
------------------------------------
Martin H. Waldinger